UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2023

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2023, The Progressive Corporation (“the Company”) issued a news release containing financial results for the Company and its consolidated subsidiaries for the month of, and year ended, December 2022 and selected quarterly financial results. A copy of the news release is attached hereto as Exhibit 99.

Item 8.01 Other Events.

The Company’s Disclosure Outlets To Disseminate Information

We disclose information to the public concerning the Company, its products and services, and other items through a variety of disclosure outlets in order to achieve broad, non-exclusionary distribution of information to the public. Some of the information distributed through these disclosure outlets may be considered to be material information. Investors and others are encouraged to review the information we make public in the locations below. This list may be updated from time to time.
•For information concerning the Company and its products and services, please visit: progressive.com
•For information provided to the investment community, including news releases, events and presentations, and SEC filings, please visit: investors.progressive.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 3.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 25, 2023
THE PROGRESSIVE CORPORATION

		By:	/s/ Mariann Wojtkun Marshall
		Name:	Mariann Wojtkun Marshall
		Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99
News release dated January 25, 2023, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month of, and year ended, December 2022 and selected quarterly financial results.

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).